Fourth Quarter and Year End 2019 Results Presentation January 23, 2020 Exhibit 99.2

NASDAQ: EQBK 15.4 million shares outstanding / $436.9 million (1) $3.95 billion Market Cap 65.5% Exchange / Ticker Total Assets Efficiency Ratio (2) Locations FTEs Loan Portfolio 52 branches in Kansas, Missouri, Arkansas and Oklahoma 607 45% of loans in commercial real estate, 20% in residential real estate, and 23% in commercial About EQBK Note: All financial data is as of or for period ended December 31, 2019 unless otherwise noted. Market Cap calculated based on January 17, 2020 closing price of $28.29. (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Total Gross Loans $2.56 billion Total Deposits $3.06 billion

Equity Bancshares – Share Price & Consensus Estimates As of January 17, 2020 market closing. Estimates as of January 17, 2020. Non-GAAP financial measures. See the non-GAAP reconciliation at the end of this presentation. Based on 15,444,434 shares outstanding as of January 17, 2020. Share price data from S&P Global Market Intelligence Share Price % Change Monthly Price/Earnings Ratio vs. Historical Average Recent Price(1)   $28.29 Median Consensus Price Target(2) $33.50 Tangible Book Value per Share(3) $20.75 2019 Q4 EPS Consensus Estimate(2) $0.60 2019 EPS Consensus Estimate(2) $1.58 Price to 2019 Consensus Earnings(1,2) 17.9x Price(1) to Tangible Book Value per Share(4) 1.4x Market Capitalization(1,4)   $436.9

Franchise Overview

Continue Building Value via Strategic Execution

Phase I
Start-Up
2003 - 2007

2003-2004
Acquisition of National Bank of Andover
Rebrand as Equity Bank

2005
Purchase of 2 Wichita branches from Hillcrest Bancshares

2006
Charter of FNB of Sarcoxie, MO acquisition
Acquisition of Mortgage Centre, LLC
Opened 2 branches in MO

2007
Signature Bank KC acquisition

Phase II
Growth
2008 - 2011

2008
Ellis State Bank acquisition (Ellis/Hays)
Branch opened in Lee's Summit, MO

2009
$8.8MM of TARP issued
Opened 2 branches in Overland Park, KS

2010
$20.0MM Capital Raise to fund growth

2011
Repaid TARP with SBLF
Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III
Leverage Infrastructure Profitably
2012 - 2016

2012
First Community Bancshares (FCB) merger
$20.4MM Capital Raise

2013
Integrate FCB and double earnings
CFO and CRO roles filled
Implement repositioning initiatives

2014
Repurchased 1.3mm shares
Refinanced TARP with Loan
Close/Sell 3 branches and opened branch at Waterfront

2015
First Independence (FFSL) merger
IPO

2016
Community First (CFBI) merger
Completed $35.4MM private placement capital raise (PIPE)

Phase IV
Platform for Best in Class
2017-present

2017
Closed Prairie State merger (March)
Hired CIO: John Blakeney
Closed Patriot Bank merger (November)
Closed Eastman Bank merger (November)

2018
Hired COO: Craig Anderson, CCO: Craig Mayo
Closed First National Bank Liberal/Hugoton merger (May)
Closed Adams Dairy Bank merger (May)
Closed City Bank and Trust merger (August)

2019
Hired Gaylyn McGregor, EVP of Trust and Wealth Management and Glen Malan, EVP Trust & Estate Advisor
Implemented Q2 digital banking platform
Closed acquisition of three branches in Guymon and Cordell, Oklahoma from Mid-First Bank (February)
Began EQBK stock repurchase program

Total Assets $287MM * → $610MM ** → $2.2B *** → $3.9B ****

Note: Gray shading indicates capital activity.
* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 12/31/2016.
****As of 12/31/2019.

5

Diluted earnings per share of $0.64 for 4Q 2019 Net income to common stockholders was $10.0 million EQBK Capital Ratios as of 12/31/2019: Leverage Ratio of 9.02% Total Risk-Based Capital Ratio of 12.59% Tangible Common Equity to Tangible Assets of 8.45%(1) Tangible common book value per share of $20.75(1) Continued growth in non-interest income Y/Y and Q/Q Improvement in our non-performing asset portfolio, exclusive of the previously disclosed specific credit, Q/Q: Nonaccrual assets are down 27.7% Classified assets as a percentage of total regulatory capital is down 30.6% Year to Date share repurchases of 421,016, none during the quarter. Remaining shares authorized to be repurchased are 678,984 as of quarter end. Current repurchase authorization period is expected to end October 30, 2020. 2019 Fourth Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Continued Booking Assets Within Our New Trust & Wealth Management Business Proactive Management of Cost of Funds Resulting in Improvement in Net Interest Margin Q/Q Continued Growth in Online Banking Utilization by Customer Base

Operating Performance Trends – Year-over-Year Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses, first quarter 2019 identified specific impairment charge, and FDIC premium credit received in the third quarter 2019. (3) (3)

Operating Performance Trends – Quarter-over-Quarter Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses, first quarter 2019 identified specific impairment charge, and third quarter FDIC assessment credit. (3) (3)

Interest Income & Net Interest Margin Performance Notes: Improved Q4 interest margin through proactive management of liability costs. Approximately maintained loan yields in a declining rate environment. (1) (1) Includes Non-interest bearing deposits

Margin Dynamic EQBK begins raising deposit rates, with a focus on locking in time deposits at fixed rates to get ahead of the curve. 6/30 – 12/31/18 – EQBK reduced exposure to FHLB advances by $275MM from $600MM to $325MM as market rates continued to rise.

Non-Interest Income Does not include gains on sales and settlement of securities. Performance Notes: Continued strong performance in service income generation, including year-over-year growth for the fourth quarter of 21% in debit card income and 10% in deposit related service charges Mortgage Banking increased 174% as compared to the fourth quarter 2018

Digital Banking [1]

Online/Mobile Banking Active Users:
Up 29.4%

Mobile Deposits:
 # - Up 54.4%
$ - Up 91.9%

Bill Pay:
Subscribers – Up 5.8%
Active Users – Up 7.6%

Online Banking Logins:
Up 45.8%

Digital Services:

- Online Banking
- Mobile App
- Seamless Online and Mobile Experience Across Devices
- Biometric ID Validation
- FaceID Validation
- Mobile Check Deposit
- Online Bill Pay
- Mobile Bill Pay
- Person-to-Person Payments
- Customized Personal Financial Management
- Commercial Online Banking
- Positive Pay
- ApplePay, GooglePay, SamsungPay
- Compatible with Venmo and PayPal
- Voice Enabled Alexa Bill Pay
- Online Consumer Lending
- Online Mortgage Lending
- Online Account Opening in Development
- Shazam Bolt$ Fraud Protection App

All provided with the goal of expanding our reach while meeting the needs of our customers in an environment which is measurable and scalable.

(1) Growth statistics are shown from implementation of our new online banking platform on January 23, 2019 through December 31, 2019.

12

Develop a new product offering for both commercial and consumer costumers to assist with their credit needs, further enhancing development of relational banking. Within this offering provide a robust suite of card types meeting varying needs of our current and prospective customer base. Meet the need of our current and prospective customer base for available credit to fund business operations and personal expenses while capitalizing on fee revenue opportunity by assuming the position of provider. 2019 Actions: Solidified vendor relationships to provide the highest quality service to our current and future clients while also providing scalability as we build. Developed a full suite of products and related infrastructure to ensure best in class service to each current and prospective banking customer. Products will include: Commercial and consumer credit cards Purchase cards Payroll cards Debit cards Commercial Focused Card Business Strategy Opportunity

Develop a comprehensive suite of products and offerings for trust and wealth management customers, including: Private Banking Investment Management Trust Services Estate and Financial Planning Our footprint is diverse, with strong need for trust and wealth management services. Our one-stop, relationship-focused approach has the ability to fill those needs while building lasting value for our customers, the Bank, and our shareholders. 2019 Actions: Recruited and hired an experienced, entrepreneurial team led by Gaylyn McGregor and Glen Malan Solidified vendor relationships to provide the highest quality service to our current and future clients while also providing scalability as we build. Developed a full suite of products and related infrastructure to ensure best in class service to each current and prospective client of the business. Trust & Wealth Business Strategy Opportunity

Non-Interest Expense Performance Notes: Increased expenditures related to reduction of non-performing assets, including professional fees and OREO losses of $836. Exclusive of the additional non-performing asset expense, non-interest expense is down Q/Q as the management team continues to strive for greater efficiency in operations. Does not include merger expenses.

Right-size the Bank’s footprint in our market area to efficiently and effectively service current customers while continuing to build market share. Targeted consolidation of overlapping banking centers within our footprint which would be expected to result in increased efficiency for the network as a whole while not significantly impacting the customer base. Branch Network Optimization Strategy Opportunity

Tangible Book Value Tangible Book Value per Share(1) and Asset Growth TBV CAGR 2015 - 4Q 2019: 6.76% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time IPO * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

Total Loans by Purpose(1) Gross Total Loans ($000s) $2,117,270 $2,575,408 $960,355 $1,383,605 Year-to-Date Loan Yield 5.31% 4.98% 5.43% 5.74% $2,556,652 5.73% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement.

Metro Market Organic Loan & Bank-Wide Core Organic Deposit Growth Metro Market Organic Loan Growth Since 12/31/2015 Bank-Wide Core(1) Organic Deposit Growth Since 12/31/2015 Defined as Equity signature deposits, including checking, savings, and money market accounts.

Asset Quality – Year-over-Year Nonperforming Assets 0.89% NPAs / Assets 1.43% Net Charge-Offs (NCO)/ Average Loans $3.50 $1.19 NCO ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $0.89 1.52% 1.19% $17.58 68.5% 75.9% Purchased impaired loans classified as non-accrual that are current 37.3% 0.98% $1.01 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $2.40(1) (2) (1) (3)

Asset Quality – Quarter-over-Quarter Nonperforming Assets 0.98% NPAs / Assets 1.91% Net Charge-Offs (NCO)/ Average Loans $0.58 $0.31 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $0.76 1.61% 1.19% $6.70 45.7% 54.6% Purchased impaired loans classified as non-accrual that are current 37.3% 1.40% $9.54 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $0.30(1) (2) (1) 59.9% 68.5% $0.21(1) $1.70 (1) (3) $0.19(1)

Total Deposits Total ($000s) $2,382,013 $3,123,447 $1,215,914 $1,630,451 Year-to-Date Cost of Deposits* 0.48% 0.56% 0.68% 0.96% * Includes interest and non-interest bearing deposits. $3,063,516 1.30%

Footprint & Target There are over 500 banks with deposits less than $750MM in our operating market.

Appendix

CRAIG ANDERSON Chief Operating Officer Joined Equity Bank in March 2018 Served as President of UMBF Commercial Banking More than 31 years of banking experience Executive Leadership BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 25 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states Brett Reber General Counsel Joined Equity Bank in October 2018 Previously served as Managing Partner of commercial law firm in Central Kansas More than 30 years experience in corporate and business law

Experienced Senior Leadership Team Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 16 24 Julie Huber EVP, Strategic Initiatives 16 25 Craig Mayo EVP, Chief Credit Officer 1 35 John Blakeney EVP, Chief Information Officer 2 31 Gaylyn McGregor EVP, Director of Trust and Wealth Management 1 29 Mark Parman EVP, President - Kansas City and Director of Metro Banking 9 38 Glen Malan EVP, Trust & Estate Advisor 1 30 Patrick Salmans SVP, Human Resources Director 7 23 John Hanley SVP, Director of Marketing 6 15 Michael Bezanson SVP, CEO of Tulsa 2 36 Tina Call SVP, Chief Risk Officer 3 30 Brad Daniel SVP, Chief Deposit Strategy Officer 1 25 Shawna Palmieri SVP, Director of Treasury Management 1 14 Rob Quaney SVP, Chief Accounting Officer 4 20 Barbara Noyes SVP, Controller 8 33 Chris Navratil SVP, Finance 1 8 EQBK Team has 400+ Years of Combined Banking Experience

Diverse Market Segments

Diverse market segments with economies based on transportation, manufacturing and healthcare

- Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing and transportation.
- Equity Bancshares ranks in the Top 10 for market share in 22 of the 27 counties served and ranks in the Top 5 in 19 of those counties.

		As of June 30, 2019		
Rank	Holding Company	Number of Branches	Total Deposits In Market ($000)	Market Share
1	UMB Financial Corp. (MO)	21	12,974,670	14.53%
2	Bank of America Corporation (NC)	52	10,593,595	11.86%
3	BOK Financial Corp. (OK)	27	9,372,426	10.50%
4	Commerce Bancshares Inc. (MO)	47	7,410,673	8.30%
5	Arvest Bank Group Inc. (AR)	56	5,193,768	5.82%
6	Capitol Federal Financial Inc (KS)	39	4,677,697	5.24%
7	U.S. Bancorp (MN)	57	3,537,830	3.96%
8	INTRUST Financial Corp. (KS)	27	3,454,848	3.87%
9	Equity Bancshares Inc. (KS)	53	3,189,244	3.57%
10	CrossFirst Bankshares Inc. (KS)	4	2,690,483	3.01%
11	Fidelity Financial Corp. (KS)	14	1,654,781	1.85%
12	Central Bancompany Inc. (MO)	30	1,339,182	1.50%
13	Emprise Financial Corp. (KS)	28	1,337,682	1.50%
14	NASB Financial Inc. (MO)	7	1,294,021	1.45%
15	Valley View Bancshares Inc. (KS)	16	973,814	1.09%
16	Wells Fargo & Co. (CA)	6	945,526	1.06%
17	Bank of Montreal	8	891,167	1.00%
18	Midland Financial Co. (OK)	10	860,379	0.96%
19	Prosperity Bancshares Inc. (TX)	10	824,703	0.92%
20	BancFirst Corp. (OK)	12	823,361	0.92%
	Total for Institutions in Market	**852**	**89,300,113**	**100.00%**

Unemployment by County (%)		11/30/2019	11/30/2018
Benton	AR	2.3	2.5
Boone	AR	2.9	3.0
Carroll	AR	2.7	2.6
Butler	KS	3.0	3.1
Crawford	KS	3.6	3.5
Ellis	KS	2.0	2.1
Gove	KS	2.1	2.0
Johnson	KS	2.5	2.6
Montgomery	KS	4.0	3.7
Sedgwick	KS	3.2	3.3
Seward	KS	2.9	3.1
Shawnee	KS	3.0	3.2
Sheridan	KS	1.8	2.1
Stevens	KS	2.5	2.5
Wilson	KS	3.9	3.7
Benton	MO	4.4	3.1
Henry	MO	3.2	2.7
Jackson	MO	3.2	3.0
Johnson	MO	3.4	2.7
Lafayette	MO	2.7	2.4
Pettis	MO	4.0	1.6
Platte	MO	2.4	1.9
Saline	MO	3.0	1.9
Kay	OK	4.4	3.8
Texas	OK	2.3	2.0
Tulsa	OK	3.4	2.8
Washita	OK	4.1	1.2

Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity Bank operates.

28

Market Data Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas and Oklahoma Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Phillips 66 Koch Industries Albertsons Lindsay AAON QuikTrip Williams Seaboard Foods American Century Investments, Inc. YRC Worldwide Inc. Major Employers in Equity Bank Footprint Source: S&P Market Intelligence Demographic Kansas Missouri Arkansas Oklahoma National Total Population (actual) 2,921,699 6,141,815 3,023,501 3,959,630 330,342,293 Population Change 2010-2020 (%) 2.40 2.55 3.69 5.55 7.00 Projected Change 2020-2025 (%) 1.38 1.63 2.23 2.97 3.27 Total Households (actual) 1,142,371 2,452,321 1,189,790 1,543,632 125,476,002 Median HH Income ($) 59,745 56,018 47,167 52,254 66,010 Projected HH Income Change 2020-2025 (%) 6.63 8.49 7.27 4.92 9.87 Per Capita Income ($) 32,451 31,359 26,849 28,718 36,492

Selected Income Statement Data Selected Income Statement Data ($000s) 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 2013 Interest income $,175,499 $,161,556 $,102,693 $61,799 $53,028 $46,845 Interest expense 49641 36758 16691 9202 6766 5610 Net interest income 125858 124798 86002 52597 46262 41235 Provision for loan losses 18354 3961 2953 2119 3047 2583 Net interest income after provision 107504 120837 83049 50478 43215 38652 Other income 24988 19725 15440 10466 9802 7892 Other expense 99635 94387 67463 47075 38575 35137 Income (loss) before income taxes 32857 46175 31026 13869 14442 11407 Income taxes 7278 10350 10377 4495 4142 3534 Net income (loss) 25579 35825 20649 9374 10300 7873 Less: dividends and discount accretion on preferred stock 0 0 0 1 177 978 Net income (loss) allocable to common stockholders $25,579 $35,825 $20,649 $9,373 $10,123 $6,895

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks. (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock. Selected Balance Sheet Data ($000s) ASSETS 12/31/14 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Cash and cash equivalents (1) $37,702 $91,789 $,197,809 $55,691 $38,845 $62,074 Investment securities (2) 318314 942263 946445 722107 578093 452362 Net loans 720810 2550353 2566926 2111125 1382003 958353 Other assets 97689 365173 350536 281586 193251 112938 Total assets $1,174,515 $3,949,578 $4,061,716 $3,170,509 $2,192,192 $1,585,727 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,981,177 $3,063,516 $3,123,447 $2,382,013 $1,630,451 $1,215,914 Borrowings 70370 383632 464676 401652 293909 194064 Other liabilities 5239 24370 17652 12700 9868 8516 Total liabilities 1056786 3471518 3605775 2796365 1934228 1418494 Stockholders' Equity 117729 478060 455941 374144 257964 167233 Total liabilities and stockholders' equity $1,174,515 $3,949,578 $4,061,716 $3,170,509 $2,192,192 $1,585,727

Capitalization (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 12/31/14 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Leverage Ratio 9.6199999999999994E-2 9.0200000000000002E-2 8.5999999999999993E-2 0.1033 0.1181 9.4700000000000006E-2 Tier 1 Risk-Based Capital Ratio 0.13159999999999999 0.1215 0.1145 0.12139999999999999 0.14280000000000001 0.13850000000000001 Total Risk-Based Capital Ratio 0.1386 0.12590000000000001 0.1186 0.12509999999999999 0.14710000000000001 0.14349999999999999 Common Equity Tier 1 Capital to Risk Weighted Assets NA 0.1163 0.1095 0.1153 0.1338 0.1235 Tangible Book Value per Common Share(1) $13.54 $20.75 $19.079999999999998 $17.61 $16.64 $15.97

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share As of and for the years ended Non-GAAP Financial Measures (Unaudited) (Dollars in thousands, except per share data) December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 December 31,2012 Total stockholders’ equity $,478,060 $,455,941 $,374,144 $,257,964 $,167,233 $,138,169 Less: preferred stock 0 0 0 0 16,372 31,884 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 19,907 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 5 11 17 23 29 Less: naming rights, net 1,174 1,217 1,260 0 0 0 Tangible common equity $,320,542 $,301,276 $,257,222 $,194,352 $,131,153 $86,198 Common shares outstanding at period end (1) 15,444,434 15,793,095 14,605,607 11,680,308 8,211,727 7,431,513 Book value per common share (1) $30.953546112470033 $28.869642080922077 $25.61646359511111 $22.085376515756259 $18.371409570727327 $14.301932863469389 Tangible book value per common share (1) $20.75453202105043 $19.076438152243114 $17.611181787925695 $16.639287251671785 $15.971427204046117 $11.598983948490705 Total assets $3,949,578 $4,061,716 $3,170,509 $2,192,192 $1,585,727 $1,188,850 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 19,907 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 5 11 17 23 29 Less: naming rights, net 1,174 1,217 1,260 0 0 0 Tangible assets $3,792,060 $3,907,051 $3,053,587 $2,128,580 $1,566,019 $1,168,763 Tangible common equity to tangible assets 8.4529780646930688E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested, but unissued RSU shares. Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2016 December 31,2015 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,153,929 $,137,936 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 20,616 31,294 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,133,313 $,106,642 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 3,439 10,123 3,814 Amortization of core deposit intangible 218 218 87 275 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -30 -96 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $3,496 $10,302 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $9,689 $38,575 $22,900 Less: merger expenses 926 926 0 1,691 1,519 Less: loss on debt extinguishment 0 0 58 316 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $9,631 $36,568 $21,381 Net interest income $19,893 $19,893 $12,758 $46,262 $25,570 Non-interest income $3,339 $3,339 $2,697 $9,802 $4,826 Less: net gains on sales and settlement of securities 13 13 420 756 3 Less: net gain on acquisition 0 0 0 682 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $2,277 $8,364 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 2017 2016 2015 Total stockholders’ equity $,381,487 $,374,144 $,257,964 $,167,232 Less: preferred stock 0 0 0 16,372 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible common equity $,266,455 $,257,222 $,194,352 $,131,152 Common shares outstanding at period end (1) 14,621,258 14,605,607 11,680,308 8,211,727 Book value per common share $26.091256990335577 $25.61646359511111 $22.085376515756259 $18.371287793663868 Tangible book value per common share $18.223808101874681 $17.611181787925695 $16.639287251671785 $15.971305426982656 Total assets $3,176,062 $3,170,509 $2,192,192 $1,585,727 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible assets $3,061,030 $3,053,587 $2,128,580 $1,566,019 Tangible common equity to tangible assets 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3748664607517537E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 Total average stockholders' equity $,463,445 $,420,453 $,293,798 $,168,822 $,125,808 Less: average intangible assets and preferred stock ,158,410 ,139,131 76,320 25,883 19,165 Average tangible common equity (2) $,305,035 $,281,322 $,217,478 $,142,939 $,106,643 Net income allocable to common stockholders $25,579 $35,825 $20,649 $9,373 $10,123 Amortization of intangibles 3,218 2,492 1,070 419 275 Less: tax effect of amortization of intangibles (1) 676 523 375 147 96 Adjusted net income allocable to common stockholders $28,121 $37,794 $21,344 $9,645 $10,302 Return on average tangible common equity (ROATCE) (3) 9.2189420886127818E-2 0.13434427453238637 9.8143260467725466E-2 6.7476336059437939E-2 9.6602683720450472E-2 Non-interest expense $99,635 $94,387 $67,463 $47,075 $38,575 Less: merger expenses 915 7,462 5,352 5,294 1,691 Less: loss on debt extinguishment 0 0 0 58 316 Non-interest expense, excluding merger expenses and loss on debt extinguishment $98,720 $86,925 $62,111 $41,723 $36,568 Net interest income $,125,858 $,124,798 $86,002 $52,597 $46,262 Non-interest income $24,988 $19,725 $15,440 $10,466 $9,802 Less: net gains (losses) from securities transactions 14 -9 271 479 756 Less: net gain on acquisition 0 0 0 0 682 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $24,974 $19,734 $15,169 $9,987 $8,364 Efficiency ratio 0.65450302323114462 0.60142390612459529 0.61392098526257521 0.66667199284162082 0.6694248160216747 ____________________ (1) Tax rates used in this calculation were 21% for 2019 and 2018. Tax rates used were 35% for previous years. (2) 2015 was calculated using a simple average of tangible common equity. (3) Annualized

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